SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 13, 2002

Wachovia Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10000	56-0898180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (704) 374-6565

(Former name or former address, if changed since last report.)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Wachovia Corporation (“Wachovia”) under the Securities Act of 1933.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

(99)(a)	Statement, dated August 13, 2002, of the principal executive officer of Wachovia regarding facts and circumstances relating to Wachovia’s filings under the Securities Exchange Act of 1934.

(99)(b)	Statement, dated August 13, 2002, of the principal financial officer of Wachovia regarding facts and circumstances relating to Wachovia’s filings under the Securities Exchange Act of 1934.

Item 9. Regulation FD Disclosure.

On August 13, 2002, Wachovia’s principal executive officer, G. Kennedy Thompson, and principal financial officer, Robert P. Kelly, each submitted to the Securities and Exchange Commission a sworn written statement regarding facts and circumstances relating to Wachovia’s filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. Wachovia is furnishing under Item 9 of this Current Report on Form 8-K copies of those statements as Exhibits (99)(a) and (99)(b) hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

By:	/s/ ROBERT P. KELLY
Name: Robert P. Kelly Title: Senior Executive Vice President and Chief Financial Officer

Date: August 13, 2002

Exhibit Index

Exhibit No.	Description

(99)(a)	Statement, dated August 13, 2002, of the principal executive officer of Wachovia regarding facts and circumstances relating to Wachovia’s filings under the Securities Exchange Act of 1934.

(99)(b)	Statement, dated August 13, 2002, of the principal financial officer of Wachovia regarding facts and circumstances relating to Wachovia’s filings under the Securities Exchange Act of 1934.